UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2015

City Office REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36409	98-1141883
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1075 West Georgia Street, Suite 2600, Vancouver, British Columbia,		V6E 3C9
(Address of principal executive offices)		(Zip Code)

(604) 806-3366

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 14, 2015, City Office REIT, Inc. (the “Company”), through City Office REIT Operating Partnership, L.P. (the “Operating Partnership”), as parent borrower, together with certain wholly-owned subsidiaries of the Operating Partnership, entered into a First Amendment and Joinder to Amended and Restated Credit Agreement (the “Amendment”) to the Company’s amended and restated credit agreement, dated as of June 26, 2015 (the “Credit Agreement”), with KeyBank National Association, BMO Harris Bank, N.A. (“BMO”) and the Royal Bank of Canada (“RBC”). In addition to adding BMO and RBC as lenders under the Credit Agreement, the Amendment (i) increases the authorized borrowing capacity under the Credit Agreement from $35,000,000 to $75,000,000, (ii) adds a new negative covenant tying distributions by the Company to Core Funds from Operations subject to certain exceptions, (iii) adds a new affirmative covenant requiring a minimum number of Collateral Properties subject to certain exceptions, and (iv) makes other minor changes to the Credit Agreement. In connection with the Amendment, the Operating Partnership, together with certain of its wholly-owned subsidiaries, issued a promissory note to each of BMO and RBC (collectively, the “Promissory Notes”). As amended, the Credit Agreement has a maturity date of June 26, 2018, which may be extended to June 26, 2019 at the Company’s option upon meeting certain conditions. Capitalized terms not otherwise defined are defined in the Amendment.

The foregoing descriptions of the Amendment and the Promissory Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Amendment and each of the Promissory Notes. A copy of the Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. Copies of each of the Promissory Notes are filed as Exhibits 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 3.03	Material Modification to Rights of Security Holders.

The Credit Agreement described under Item 1.01 allows the Company and the Operating Partnership to pay dividends from time to time provided, at the time of such dividend, no Event of Default is in existence except to the extent required to maintain REIT qualification, eliminate US federal income tax liability an avoid the imposition of excise tax for undistributed income. As a result of the Amendment, the Credit Agreement also restricts the payment of dividends by the Company in excess of one hundred percent of Core Funds From Operations, subject to certain exclusions in connection with new funds derived from the sale of equity of the Company.

Item 7.01	Regulation FD Disclosure.

On July 17, 2015, the Company issued a press release announcing the Company’s entry into the Amendment. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

10.1	First Amendment and Joinder to Amended and Restated Credit Agreement, dated July 14, 2015 among City Office REIT Operating Partnership, L.P. and certain of its subsidiaries, City Office REIT, Inc., the Lenders named therein, and Key Bank National Association, as agent for the lenders.

10.2	Promissory Note, dated July 14, 2015, by City Office REIT Operating Partnership, L.P. and certain of its subsidiaries, to BMO Harris Bank, N.A.

10.3	Promissory Note, dated July 14, 2015, by City Office REIT Operating Partnership, L.P. and certain of its subsidiaries, to the Royal Bank of Canada.

99.1	Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITY OFFICE REIT, INC.

Date: July 17, 2015	By:	/s/ James Farrar
	Name:	James Farrar
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	First Amendment and Joinder to Amended and Restated Credit Agreement, dated July 14, 2015 among City Office REIT Operating Partnership, L.P. and certain of its subsidiaries, City Office REIT, Inc., the Lenders named therein, and Key Bank National Association, as agent for the lenders.

10.2	Promissory Note, dated July 14, 2015, by City Office REIT Operating Partnership, L.P. and certain of its subsidiaries, to BMO Harris Bank, N.A.

10.3	Promissory Note, dated July 14, 2015, by City Office REIT Operating Partnership, L.P. and certain of its subsidiaries, to the Royal Bank of Canada.

99.1	Press Release.